UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-00524

BNY Mellon Investment Funds III
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	04/30/23

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Global Equity Income Fund

BNY Mellon International Bond Fund

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon Global Equity Income Fund

SEMI-ANNUAL REPORT April 30, 2023

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

Discussion of Fund Performance	2
Understanding Your Fund’s Expenses	5
Comparing Your Fund’s Expenses With Those of Other Funds	5
Statement of Investments	6
Statement of Assets and Liabilities	11
Statement of Operations	12
Statement of Changes in Net Assets	13
Financial Highlights	15
Notes to Financial Statements	19
Information About the Renewal of the Fund’s Management and Sub-Investment Advisory Agreements and the Approval of the Fund’s Sub-Sub-Investment Advisory Agreement	29
Liquidity Risk Management Program	35

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2022, through April 30, 2023, as provided by portfolio managers Jon Bell, Robert Hay, CFA of Newton Investment Management Limited, sub-adviser and James A. Lydotes, CFA of Newton Investment Management North America, LLC, sub-sub-adviser

Market and Fund Performance Overview

For the six-month period ended April 30, 2023, the BNY Mellon Global Equity Income Fund (the “fund”) produced a total return of 14.23% for Class A shares, 13.74% for Class C shares, 14.34% for Class I shares and 14.39% for Class Y shares.1 In comparison, the fund’s benchmark, the FTSE World Index (the “Index”), produced a total return of 13.00% for the same period.2

Global markets gained ground during the reporting period as global economic growth continued in the face of high inflation and rising interest rates, the U.S. Federal Reserve (the “Fed”) appeared to near an inflection point in its rate cycle, and the Chinese economy reopened after the government rescinded its “zero-COVID-19” policy. The fund outperformed the Index largely due to favorable positioning in the consumer discretionary and industrials sectors.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and income). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The fund seeks to focus on dividend-paying stocks of companies located in the developed-capital markets, such as the United States, Canada, Japan, Australia, Hong Kong and Western Europe. The fund may invest in the securities of companies of any market capitalization, and it may invest up to 30% of its assets in emerging markets. The fund’s portfolio managers typically will purchase stocks that, at the time of purchase, have a yield premium to the yield of the Index.

The portfolio managers will combine a top-down approach, emphasizing current economic trends and current investment themes on a global basis, with a bottom-up stock selection, based on fundamental research. Within markets and sectors determined to be relatively attractive, the portfolio managers seek what are believed to be attractively priced companies that possess a sustainable competitive advantage in their market or sector.

Global Equities Rebound on Positive Macroeconomic Trends

The outlook for inflation and the trajectory of monetary policy continued to dominate the narrative within financial markets. Despite hawkish rhetoric and actions from central banks, early October 2022 saw evidence of decelerating price growth in the U.S. ISM (Institute for Supply Management) Manufacturing Report, raising hopes that inflation had peaked and ensuring risk assets got off to a flying start. Further positive momentum was injected the following month when U.S. consumer price inflation came in lower than expected. Markets were also encouraged by China’s easing of its strict COVID-19 restrictions.

The positive sentiment continued into 2023. However, as the first quarter progressed, several issues took a toll on sentiment. January’s U.S. inflation numbers came in higher than expected, while headline employment data also proved robust, prompting the Fed to maintain its hawkish rhetoric. Another major challenge arose in early March, as signs of stress emerged within the U.S. banking sector, soon followed by the enforced takeover of Credit Suisse by UBS under the auspices of the Swiss authorities. On a more optimistic note, late in the period, China revealed that its gross domestic product grew 4.5% year on year for the first quarter—well above analysts’ forecasts—driven by strong growth in exports and infrastructure investment, as well as a rebound

2

in retail consumption and property prices. However, sentiment turned more negative again on doubts regarding the extent of China’s recovery and the worsening in U.S.-China relations, including the threat of U.S. restrictions on investments in China in areas such as artificial intelligence (AI), quantum computing and semiconductors.

Consumer Discretionary and Industrials Holdings Bolster Relative Returns

The fund’s returns relative to the Index benefited most from positioning in the consumer discretionary sector. Spanish fashion retailer Industria de Diseno Textil SA (widely known as Inditex) revealed record earnings as in-person shoppers returned to stores. German auto parts company Continental posted a material jump in year-on-year sales and forecast higher earnings for the 2023 fiscal year. The prospect of a slowdown in the pace of interest-rate rises and some signs of stability in pricing and demand lifted shares of UK housebuilder Taylor Wimpey PLC. A further positive came from the fund’s zero weighting in U.S. electric vehicle manufacturer Tesla, as it announced it had increased the discount on some of it models, raising concerns regarding demand. The industrials sector also bolstered relative returns. Among top performers, U.S. delivery company FedEx Corp. significantly cut costs, driving share prices higher. German package delivery and supply-chain management company Deutsche Post AG outperformed after reporting record annual revenues and profits, and averting a planned strike by workers. UK defense contractor BAE Systems PLC posted record new orders in 2022 and forecast higher 2023 earnings as Western governments increase military spending to help Ukraine. Elsewhere, French pharmaceutical company Sanofi received a boost following victory in a legal case relating to Zantac, its heartburn medication. The company also announced positive clinical data on its drug Dupixent for the treatment of chronic lung diseases. Shares in Chinese insurer Ping An Insurance Group Company of China Ltd. performed well as investors looked to the reopening of the Chinese economy. German insurer Muenchener Rueckversicherungs-Gesellschaft AG (Munich Re) benefited from operational tailwinds, sector-leading balance-sheet strength, low leverage and an attractive capital-return profile.

The fund’s relative returns suffered most from lack of exposure to some of the large-cap technology stocks that outperformed in the second half of the period as the Fed appeared to near the end of its rate-hiking cycle, and investors sought shelter from financial sector instability. Zero exposure to NVIDIA, Meta Platforms, Inc. and Microsoft Corp.—disqualified from fund investment due to their low yields—all detracted. The consumer staples sector further detracted from relative performance, largely due to holdings in U.S. toymaker Hasbro, which suffered from concerns that it was damaging the long-term value of its ‘Wizards of the Coast’ brand by overproducing trading cards. We sold the fund’s position. Shares in British American Tobacco PLC also declined as shrinking U.S. combustible volumes contributed to a revenue miss over the reporting period. Regulatory risk regarding its key vaping products also weighed on sentiment. Elsewhere, shares in U.S. utility Dominion Energy, Inc. dropped sharply on the chief executive officer’s announcement of a full strategic review, which was interpreted by the market as an indication of an operational problem. We viewed this as an overreaction and took the opportunity to add to the fund’s position, but the decision to hold the stock detracted significantly from relative returns. Shares in Swiss pharmaceutical firm Roche Holdings AG also declined after the company reported that two of its late-stage Alzheimer’s treatment studies had failed. However, we viewed these trials as a high-risk project, and did not consider success a key part of our investment case. Finally, U.S. insurer MetLife underperformed due to broader financial-sector concerns.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Positioned for Slowing Economic Growth

Inflation may have peaked, and we seem to be approaching a peak in global interest rates. However, we do not expect interest rates to start to come down quickly, despite some market participants’ expectations for a swift pivot from the Fed, especially given the recent turmoil in the banking sector. Instead, we expect inflation to prove relatively sticky in response to long-term trends, such as deglobalization, decarbonization and rising wages. In our opinion, interest rates will have to remain higher for longer to combat inflation, leading to lower growth and, quite possibly, recession.

An environment of slower growth, higher rates and high inflation represents a relatively favorable backdrop for income stocks in 2023. Balance sheets are being repaired in the wake of the pandemic and, although dividends have recovered, earnings have recovered faster, so payout ratios have come down, and dividend cover remains solid. Taking a long-term view, it is noteworthy that, during previous inflationary periods, income stocks have proved an attractive proposition for investors looking for inflation protection and defensive characteristics at a reasonable price. In addition, above-average-yielding stocks currently trade at a substantial discount to below-average-yielding stocks on price-to-earnings and price-to-book bases.

As of April 30, 2023, the fund is positioned for slower economic growth, with overweight sector exposure to consumer staples, health care and, in particular, utilities, balanced by overweight exposure to defensive financials, which are likely to benefit from higher interest rates. In contrast, the fund holds underweight exposure to commodities, real estate, consumer discretionary and industrials, which are more cyclical parts of the market where dividends are most at risk from slowing growth. In addition, the fund holds significantly underweight exposure to the information technology sector, due to zero weighting in low-yielding, growth-oriented names, such as Apple, Microsoft, Amazon, Alphabet and Nvidia, that make up a sizeable part of the Index.

May 15, 2023

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The FTSE World Index is a market capitalization-weighted index representing the performance of the large- and mid-cap stocks from the Developed and Advanced Emerging segments of the FTSE Global Equity Index Series. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. These risks generally are greater with emerging-market countries than with more economically and politically established foreign countries.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Global Equity Income Fund from November 1, 2022 to April 30, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended April 30, 2023

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.32	$10.39	$4.94	$4.89
Ending value (after expenses)	$1,142.30	$1,137.40	$1,143.40	$1,143.90

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended April 30, 2023

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.96	$9.79	$4.66	$4.61
Ending value (after expenses)	$1,018.89	$1,015.08	$1,020.18	$1,020.23
†

Expenses are equal to the fund’s annualized expense ratio of 1.19% for Class A, 1.96% for Class C, .93% for Class I and .92% for Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS

April 30, 2023 (Unaudited)

Description	Shares	Value ($)
Common Stocks - 94.1%
Australia - .8%
Insurance Australia Group Ltd.	885,850	2,924,739
Brazil - 1.8%
B3 SA - Brasil Bolsa Balcao	2,701,531	6,309,964
Canada - 1.6%
Restaurant Brands International, Inc.	78,931	5,535,431
China - 1.4%
Ping An Insurance Group Company of China Ltd., Cl. H	648,500	4,725,922
France - 8.0%
Publicis Groupe SA	97,615	8,000,732
Sanofi	114,927	12,667,263
Veolia Environnement SA	219,549	6,961,002
		27,628,997
Germany - 8.9%
Bayer AG	142,227	9,366,866
Deutsche Post AG	162,832	7,815,086
Mercedes-Benz Group AG	63,617	4,954,990
Muenchener Rueckversicherungs-Gesellschaft AG	23,497	8,822,826
		30,959,768
Hong Kong - .7%
Link REIT	376,020	2,463,477
India - .6%
Infosys Ltd., ADR	132,864	2,064,707
Indonesia - 1.7%
Bank Mandiri Persero TBK Pt	6,040,800	2,134,362
Bank Rakyat Indonesia Persero TBK Pt	10,772,300	3,751,259
		5,885,621
Ireland - 3.0%
Medtronic PLC	115,668	10,520,005
Italy - 1.8%
Enel SPA	899,253	6,144,369
Peru - 1.3%
Credicorp Ltd.	33,613	4,553,889
Spain - 2.1%
Industria de Diseno Textil SA	208,414	7,168,560
Sweden - .9%
Svenska Handelsbanken AB, Cl. A	358,729	3,173,094
Switzerland - 8.9%
Garmin Ltd.	51,274	5,033,569
Nestle SA	51,051	6,545,294

6

Description	Shares		Value ($)
Common Stocks - 94.1% (continued)
Switzerland - 8.9% (continued)
Roche Holding AG	36,692		11,500,659
Zurich Insurance Group AG	15,923		7,701,671
			30,781,193
United Kingdom - 11.5%
BAE Systems PLC	606,257		7,729,542
British American Tobacco PLC	219,546		8,110,718
BT Group PLC	2,207,971		4,406,158
RELX PLC	81,947		2,725,897
Shell PLC	220,317		6,778,006
Smiths Group PLC	85,328		1,805,995
Taylor Wimpey PLC	2,390,260		3,863,442
The Sage Group PLC	450,881		4,647,998
			40,067,756
United States - 39.1%
AbbVie, Inc.	51,520		7,785,703
Broadcom, Inc.	7,938		4,973,157
Chesapeake Energy Corp.	57,712	[a]	4,771,628
Cisco Systems, Inc.	210,679		9,954,583
CME Group, Inc.	42,387		7,874,233
CMS Energy Corp.	93,584		5,826,540
Dominion Energy, Inc.	152,275		8,700,993
Emerson Electric Co.	48,756		4,059,425
Exelon Corp.	183,488		7,787,231
FedEx Corp.	16,574		3,775,226
Gilead Sciences, Inc.	79,275		6,517,198
Johnson Controls International PLC	96,270		5,760,797
JPMorgan Chase & Co.	44,230		6,114,355
Marathon Petroleum Corp.	36,611		4,466,542
Organon & Co.	142,429		3,508,026
PepsiCo, Inc.	40,431		7,717,874
Sysco Corp.	57,106		4,382,314
Texas Instruments, Inc.	18,943		3,167,270
The Goldman Sachs Group, Inc.	20,465		7,028,500
The Interpublic Group of Companies, Inc.	245,432		8,769,285
The Kraft Heinz Company	140,613		5,521,873
The Procter & Gamble Company	47,319		7,399,745
			135,862,498
Total Common Stocks (cost $282,121,341)			326,769,990

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Preferred Dividend Yield (%)	Shares		Value ($)
Preferred Stocks - 3.1%
Germany - .9%
Volkswagen AG	23.93	23,934		3,266,272
South Korea - 2.2%
Samsung Electronics Co. Ltd.	2.60	181,292		7,592,509
Total Preferred Stocks (cost $12,028,918)				10,858,781
	1-Day Yield (%)
Investment Companies - 2.0%
Registered Investment Companies - 2.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $6,774,971)	4.96	6,774,971	[b]	6,774,971
Total Investments (cost $300,925,230)		99.2%		344,403,742
Cash and Receivables (Net)		.8%		2,744,412
Net Assets		100.0%		347,148,154

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

a Security, or portion thereof, on loan. At April 30, 2023, the value of the fund’s securities on loan was $3,309,019 and the value of the collateral was $3,283,447, consisting of U.S. Government & Agency securities. In addition, the value of collateral may include pending sales that are also on loan.

b Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

8

Portfolio Summary (Unaudited) †	Value (%)
Pharmaceuticals Biotechnology & Life Sciences	14.7
Utilities	10.2
Food, Beverage & Tobacco	8.0
Insurance	7.0
Financial Services	6.1
Banks	5.7
Capital Goods	5.6
Technology Hardware & Equipment	5.1
Media & Entertainment	4.8
Energy	4.6
Transportation	3.3
Health Care Equipment & Services	3.0
Consumer Durables & Apparel	2.6
Automobiles & Components	2.4
Semiconductors & Semiconductor Equipment	2.3
Household & Personal Products	2.1
Consumer Discretionary Distribution & Retail	2.1
Investment Companies	2.0
Software & Services	1.9
Consumer Services	1.6
Telecommunication Services	1.3
Consumer Staples Distribution	1.3
Commercial & Professional Services	.8
Equity Real Estate Investment	.7
99.2

† Based on net assets.

See notes to financial statements.

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Affiliated Issuers
Description	Value ($) 10/31/2022	Purchases ($)†	Sales ($)	Value ($) 4/30/2023	Dividends/ Distributions ($)
Registered Investment Companies – 2.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares – 2.0%	8,258,809	68,881,369	(70,365,207)	6,774,971	156,234
Investment of Cash Collateral for Securities Loaned - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .0%	-	20,830,622	(20,830,622)	-	4,136	††
Total – 2.0%	8,258,809	89,711,991	(91,195,829)	6,774,971	160,370

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2023 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $3,309,019)—Note 1(c):
Unaffiliated issuers	294,150,259	337,628,771
Affiliated issuers	6,774,971	6,774,971
Cash		44,230
Cash denominated in foreign currency	156,390	156,854
Tax reclaim receivable—Note 1(b)		1,929,057
Dividends and securities lending income receivable		825,430
Receivable for shares of Beneficial Interest subscribed		401,360
Prepaid expenses		53,844
		347,814,517
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		269,421
Payable for shares of Beneficial Interest redeemed		314,326
Trustees’ fees and expenses payable		9,546
Other accrued expenses		73,070
		666,363
Net Assets ($)		347,148,154
Composition of Net Assets ($):
Paid-in capital		297,788,862
Total distributable earnings (loss)		49,359,292
Net Assets ($)		347,148,154

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	52,616,106	12,833,067	281,452,736	246,245
Shares Outstanding	3,825,348	890,071	21,925,728	19,199
Net Asset Value Per Share ($)	13.75	14.42	12.84	12.83

See notes to financial statements.

11

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2023 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $453,080 foreign taxes withheld at source):
Unaffiliated issuers	5,738,493
Affiliated issuers	156,234
Income from securities lending—Note 1(c)	4,136
Total Income	5,898,863
Expenses:
Management fee—Note 3(a)	1,248,912
Shareholder servicing costs—Note 3(c)	197,004
Professional fees	65,112
Distribution fees—Note 3(b)	50,196
Registration fees	33,588
Trustees’ fees and expenses—Note 3(d)	22,445
Prospectus and shareholders’ reports	22,194
Custodian fees—Note 3(c)	19,424
Chief Compliance Officer fees—Note 3(c)	8,018
Loan commitment fees—Note 2	3,780
Interest expense—Note 2	2,550
Miscellaneous	15,749
Total Expenses	1,688,972
Less—reduction in fees due to earnings credits—Note 3(c)	(2,230)
Net Expenses	1,686,742
Net Investment Income	4,212,121
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	9,601,310
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	30,943,698
Net Realized and Unrealized Gain (Loss) on Investments	40,545,008
Net Increase in Net Assets Resulting from Operations	44,757,129

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
Operations ($):
Net investment income	4,212,121	6,104,557
Net realized gain (loss) on investments	9,601,310	39,986,165
Net change in unrealized appreciation (depreciation) on investments	30,943,698	(67,783,542)
Net Increase (Decrease) in Net Assets Resulting from Operations	44,757,129	(21,692,820)
Distributions ($):
Distributions to shareholders:
Class A	(5,522,096)	(6,038,712)
Class C	(1,391,179)	(1,712,438)
Class I	(31,245,220)	(28,097,586)
Class Y	(25,638)	(5,650)
Total Distributions	(38,184,133)	(35,854,386)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	4,036,645	7,998,934
Class C	466,490	1,316,993
Class I	52,049,437	119,127,910
Class Y	22,858	179,484
Distributions reinvested:
Class A	4,359,092	4,595,830
Class C	1,205,157	1,481,989
Class I	27,224,887	22,983,321
Class Y	25,637	5,651
Cost of shares redeemed:
Class A	(5,671,807)	(9,995,742)
Class C	(2,761,514)	(4,482,590)
Class I	(65,170,950)	(69,112,514)
Class Y	(7,747)	(8,191)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	15,778,185	74,091,075
Total Increase (Decrease) in Net Assets	22,351,181	16,543,869
Net Assets ($):
Beginning of Period	324,796,973	308,253,104
End of Period	347,148,154	324,796,973

13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
Capital Share Transactions (Shares):
Class Aa
Shares sold	301,246	553,530
Shares issued for distributions reinvested	337,914	312,974
Shares redeemed	(419,895)	(694,878)
Net Increase (Decrease) in Shares Outstanding	219,265	171,626
Class Ca
Shares sold	33,903	88,577
Shares issued for distributions reinvested	89,138	96,310
Shares redeemed	(196,737)	(298,768)
Net Increase (Decrease) in Shares Outstanding	(73,696)	(113,881)
Class Ia
Shares sold	4,157,994	8,864,256
Shares issued for distributions reinvested	2,260,873	1,668,799
Shares redeemed	(5,130,133)	(5,114,039)
Net Increase (Decrease) in Shares Outstanding	1,288,734	5,419,016
Class Y
Shares sold	1,801	13,397
Shares issued for distributions reinvested	2,131	416
Shares redeemed	(624)	(644)
Net Increase (Decrease) in Shares Outstanding	3,308	13,169

[a]	During the period ended October 31, 2022, 154 Class C shares representing $2,010 were exchanged for 171 Class I shares and 7 Class I shares representing $85 were exchanged for 7 Class A shares.
See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Month Ended
	April 30, 2023	Year Ended October 31,
Class A Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	13.51	16.25	12.40	13.99	13.45	13.65
Investment Operations:
Net investment income[a]	.16	.26	.28	.26	.33	.31
Net realized and unrealized gain (loss) on investments	1.64	(1.25)	3.84	(1.45)	1.36	.13
Total from Investment Operations	1.80	(.99)	4.12	(1.19)	1.69	.44
Distributions:
Dividends from net investment income	(.14)	(.25)	(.27)	(.27)	(.33)	(.32)
Dividends from net realized gain on investments	(1.42)	(1.50)	-	(.13)	(.82)	(.32)
Total Distributions	(1.56)	(1.75)	(.27)	(.40)	(1.15)	(.64)
Net asset value, end of period	13.75	13.51	16.25	12.40	13.99	13.45
Total Return (%)[b]	14.23[c]	(6.84)	33.36	(8.72)	13.85	3.14
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.19[d]	1.17	1.18	1.19	1.17	1.18
Ratio of net expenses to average net assets	1.19[d]	1.17	1.18	1.19	1.17	1.18
Ratio of net investment income to average net assets	2.35[d]	1.79	1.77	1.95	2.54	2.26
Portfolio Turnover Rate	34.74[c]	52.78	26.61	18.42	27.51	21.82
Net Assets, end of period ($ x 1,000)	52,616	48,725	55,804	44,269	56,173	50,382

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
	April 30, 2023	Year Ended October 31,
Class C Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	14.09	16.86	12.85	14.47	13.86	13.98
Investment Operations:
Net investment income[a]	.11	.15	.15	.17	.24	.22
Net realized and unrealized gain (loss) on investments	1.72	(1.29)	4.00	(1.51)	1.41	.12
Total from Investment Operations	1.83	(1.14)	4.15	(1.34)	1.65	.34
Distributions:
Dividends from net investment income	(.08)	(.13)	(.14)	(.15)	(.22)	(.14)
Dividends from net realized gain on investments	(1.42)	(1.50)	-	(.13)	(.82)	(.32)
Total Distributions	(1.50)	(1.63)	(.14)	(.28)	(1.04)	(.46)
Net asset value, end of period	14.42	14.09	16.86	12.85	14.47	13.86
Total Return (%)[b]	13.74[c]	(7.54)	32.34	(9.42)	13.00	2.41
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.96[d]	1.94	1.95	1.94	1.91	1.91
Ratio of net expenses to average net assets	1.96[d]	1.94	1.95	1.94	1.91	1.91
Ratio of net investment income to average net assets	1.56[d]	1.02	.97	1.21	1.79	1.53
Portfolio Turnover Rate	34.74[c]	52.78	26.61	18.42	27.51	21.82
Net Assets, end of period ($ x 1,000)	12,833	13,578	18,165	24,255	49,830	49,068

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

16

Six Months Ended
April 30, 2023		Year Ended October 31,
Class I Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	12.71	15.39	11.76	13.30	12.83	13.10
Investment Operations:
Net investment income[a]	.16	.28	.30	.28	.35	.33
Net realized and unrealized gain (loss) on investments	1.55	(1.17)	3.64	(1.39)	1.30	.12
Total from Investment Operations	1.71	(.89)	3.94	(1.11)	1.65	.45
Distributions:
Dividends from net investment income	(.16)	(.29)	(.31)	(.30)	(.36)	(.40)
Dividends from net realized gain on investments	(1.42)	(1.50)	-	(.13)	(.82)	(.32)
Total Distributions	(1.58)	(1.79)	(.31)	(.43)	(1.18)	(.72)
Net asset value, end of period	12.84	12.71	15.39	11.76	13.30	12.83
Total Return (%)	14.34[b]	(6.56)	33.67	(8.53)	14.20	3.43
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.93[c]	.92	.93	.94	.91	.90
Ratio of net expenses to average net assets	.93[c]	.92	.93	.94	.91	.90
Ratio of net investment income to average net assets	2.61[c]	2.05	2.02	2.22	2.78	2.55
Portfolio Turnover Rate	34.74[b]	52.78	26.61	18.42	27.51	21.82
Net Assets, end of period ($ x 1,000)	281,453	262,292	234,242	190,883	309,206	262,268

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
	April 30, 2023	Year Ended October 31,
Class Y Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	12.70	15.39	11.75	13.29	12.82	13.09
Investment Operations:
Net investment income[a]	.16	.24	.30	.32	.37	.34
Net realized and unrealized gain (loss) on investments	1.55	(1.14)	3.65	(1.42)	1.29	.12
Total from Investment Operations	1.71	(.90)	3.95	(1.10)	1.66	.46
Distributions:
Dividends from net investment income	(.16)	(.29)	(.31)	(.31)	(.37)	(.41)
Dividends from net realized gain on investments	(1.42)	(1.50)	-	(.13)	(.82)	(.32)
Total Distributions	(1.58)	(1.79)	(.31)	(.44)	(1.19)	(.73)
Net asset value, end of period	12.83	12.70	15.39	11.75	13.29	12.82
Total Return (%)	14.39[b]	(6.59)	33.79	(8.47)	14.29	3.53
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.92[c]	.85	.92	.85	.84	.83
Ratio of net expenses to average net assets	.92[c]	.85	.92	.85	.84	.83
Ratio of net investment income to average net assets	2.63[c]	1.96	2.03	2.48	2.93	2.61
Portfolio Turnover Rate	34.74[b]	52.78	26.61	18.42	27.51	21.82
Net Assets, end of period ($ x 1,000)	246	202	42	27	39,585	43,267

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Global Equity Income Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds III (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek total return (consisting of capital appreciation and income). BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management Limited (the “Sub-Adviser”), an indirect wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the sub-adviser.

Effective March 31, 2023, the Sub-Adviser, entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management North America, LLC (NIMNA), to enable NIMNA to provide certain advisory services to the Sub-Adviser for the benefit of the fund, including, but not limited to, portfolio management services. NIMNA is subject to the supervision of the Sub-Adviser and the Adviser. NIMNA is also an affiliate of the Adviser. NIMNA’s principal office is located at BNY Mellon Center, 201 Washington Street, Boston, MA 02108. As of April 30, 2023, NIMNA had approximately $53 billion in assets under management. NIMNA is an indirect subsidiary of BNY Mellon.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

20

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of April 30, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	169,880,063	156,889,927	††	-	326,769,990
Equity Securities - Preferred Stocks	-	10,858,781	††	-	10,858,781
Investment Companies	6,774,971	-		-	6,774,971

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

22

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of April 30, 2023, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. At April 30, 2023, the market value of the collateral was 99.2% of the market value of the securities on loan. The fund received additional collateral subsequent to period end which resulted in the market value of the collateral to be at least 100% of the market value of the securities on loan. Collateral is either in the form of

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended April 30, 2023, BNY Mellon earned $564 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

Foreign Investment Risk: To the extent the fund invests in foreign securities, the fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets,

24

lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2023, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2022 was as follows: ordinary income $7,436,951 and long-term capital gains $28,417,435. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended April 30, 2023 was approximately $96,133 with a related weighted average annualized interest rate of 5.35%.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser and the Trust, the Trust had agreed to pay the Adviser a management fee computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .36% of the value of the fund’s average daily net assets.

During the period ended April 30, 2023, the Distributor retained $1,536 from commissions earned on sales of the fund’s Class A shares and $16 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended April 30, 2023, Class C shares were charged $50,196 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The

26

Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2023, Class A and Class C shares were charged $62,965 and $16,732, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2023, the fund was charged $4,885 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $2,230.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2023, the fund was charged $19,424 pursuant to the custody agreement.

During the period ended April 30, 2023, the fund was charged $8,018 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $212,368, Distribution Plan fees of $7,929, Shareholder Services Plan fees of $13,344, Custodian fees of $29,647, Chief Compliance Officer fees of $5,396 and Transfer Agent fees of $737.

(d) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities during the period ended April 30, 2023, amounted to $113,611,842 and $129,519,621, respectively.

At April 30, 2023, accumulated net unrealized appreciation on investments was $43,478,512, consisting of $52,341,494 gross unrealized appreciation and $8,862,982 gross unrealized depreciation.

At April 30, 2023, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

28

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS AND THE APPROVAL OF THE FUND’S SUB-SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees (the “Board”) held on March 6-7, 2023, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (together with the Management Agreement, the “Agreements”), pursuant to which Newton Investment Management Limited (the “Sub-Adviser” or “NIM”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-Adviser. The Board also considered portfolio management’s brokerage policies and practices (including that there are no soft dollar arrangements in place for the fund) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper (“Lipper”), which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional global equity income funds selected by

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INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS AND THE APPROVAL OF THE FUND’S SUB-SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional global equity income funds (the “Performance Universe”), all for various periods ended December 31, 2022, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional global equity income funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board also considered the fund’s performance in light of overall financial market conditions. The Board discussed with representatives of the Adviser and the Sub-Adviser the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and the Performance Universe medians for all periods. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark indices. The Board noted that the fund had a five star rating for each of the five- and ten-year periods, a four star rating for the three-year period and a five star overall rating from Morningstar based on Morningstar’s risk-adjusted return measures.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-Adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and Expense Universe median actual management fee, and the fund’s total expenses were slightly lower than the Expense Group median and higher than the Expense Universe median total expenses.

Representatives of the Adviser noted that there were no other funds advised by the Adviser that are in the same Lipper category as the fund or separate accounts and/or other types of client portfolios advised by the Adviser that are considered to have similar investment strategies and policies as the fund.

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The Board considered the fee payable to the Sub-Adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-Adviser and the Adviser. The Board also took into consideration that the Sub-Adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Sub-Adviser’s profitability to be relevant to its deliberations. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser are adequate and appropriate.

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INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS AND THE APPROVAL OF THE FUND’S SUB-SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fees paid to the Adviser and the Sub-Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Adviser, of the Adviser and the Sub-Adviser and the services provided to the fund by the Adviser and the Sub-Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

*******

At the meeting of the fund’s Board held on March 6-7, 2023, the Board also considered the approval of a delegation arrangement between NIM and its affiliate Newton Investment Management North America, LLC (“NIMNA”), which permits NIM, as the fund’s sub-investment adviser, to use the investment advisory personnel, resources and capabilities (“Investment Advisory Services”) available at its sister company, NIMNA, in providing the day-to-day management of the fund’s investments. In connection therewith, the Board considered the approval of a sub-sub-investment advisory agreement (the “SSIA Agreement”) between NIM and NIMNA, with respect to the fund. In considering the approval of the SSIA Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

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At the meeting, the Adviser and the Sub-Adviser recommended the approval of the SSIA Agreement to enable NIMNA to provide Investment Advisory Services to the Sub-Adviser for the benefit of the fund, including, but not limited to, portfolio management services, subject to the supervision of the Sub-Adviser and the Adviser. The recommendation for the approval of the SSIA Agreement was based on the following considerations, among others: (i) approval of the SSIA Agreement would permit the Sub-Adviser to use investment personnel employed primarily by NIMNA as primary portfolio managers of the fund and to use the investment research services of NIMNA in the day-to-day management of the fund’s investments; and (ii) there would be no material changes to the fund’s investment objective, strategies or policies, no reduction in the nature or level of services provided to the fund, and no increases in the management fee payable by the fund or the sub-advisory fee payable by the Adviser to the Sub-Adviser as a result of the delegation arrangement. The Board also considered the fact that the Adviser stated that it believed there were no material changes to the information the Board had previously considered at the meeting in connection with the Board’s re-approval of the Agreements for the ensuing year, other than the information about the delegation arrangement and NIMNA.

In determining whether to approve the SSIA Agreement, the Board considered the materials prepared by the Adviser and the Sub-Adviser received in advance of the meeting and other information presented at the meeting, which included: (i) a form of the SSIA Agreement; (ii) information regarding the delegation arrangement and how it is expected to enhance investment capabilities for the benefit of the fund; (iii) information regarding NIMNA; and (iv) an opinion of counsel that the proposed delegation arrangement would not result in an “assignment” of the Sub-Investment Advisory Agreement under the 1940 Act and the Investment Advisers Act of 1940, as amended, and therefore, did not require the approval of fund shareholders. The Board also considered the substance of discussions with representatives of the Adviser and the Sub-Adviser at the meeting in connection with the Board’s re-approval of the Agreements.

Nature, Extent and Quality of Services to be Provided. In examining the nature, extent and quality of the services that were expected to be provided by NIMNA under the SSIA Agreement, the Board considered: (i) NIMNA’s organization, qualification and background, as well as the qualifications of its personnel; (ii) the expertise of the personnel providing portfolio management services; (iii) information regarding NIMNA’s compliance program; and (iv) the investment strategy for the fund, which would remain the same. The Board also considered that enabling the Sub-Adviser to use the proposed Investment Advisory Services provided by NIMNA, the Sub-Adviser would provide investment and portfolio management services of at least the same nature, extent and quality that it currently provides to the fund without the ability to use the Investment Advisory Services of its sister company. Based on the considerations and review of the foregoing information, the Board concluded that the nature, extent and quality of the sub-investment advisory services to be provided by the Sub-Adviser having the ability to use the Investment Advisory Services supported a decision to approve the SSIA Agreement.

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INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS AND THE APPROVAL OF THE FUND’S SUB-SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Investment Performance. The Board considered the fund’s investment performance and that of the investment team managing the fund’s portfolio (including comparative data provided by Broadridge) at the meeting in connection with the Board’s re-approval of the Agreements. The Board considered that the same investment professionals would continue to manage the fund’s assets and that enabling the Sub-Adviser to use the Investment Advisory Services pursuant to the SSIA Agreement for the benefit of the fund supported a decision to approve the SSIA Agreement.

Costs of Services to be Provided and Profitability. The Board considered the contractual management fee payable by the fund to the Adviser pursuant to the Management Agreement and the contractual sub-investment advisory fee payable by the Adviser to the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement at the meeting in connection with the Board’s re-approval of the Agreements. The Board noted that the contractual management fee payable by the fund to the Adviser and the sub-investment advisory fee payable by the Adviser to the Sub-Adviser, would not change in connection with the proposed delegation arrangement. The Board recognized that, because the fees payable would not change, an analysis of profitability was more appropriate in the context of the Board’s consideration of the Agreements, and that the Board had received and considered a profitability analysis of the Adviser and its affiliates, including NIM, at the meeting in connection with the Board’s re-approval of the Agreements. The Board concluded that the Adviser’s profitability was not excessive in light of the nature, extent and quality of the services to be provided to the fund by the Adviser and the Sub-Adviser under the Agreements.

Economies of Scale to be Realized. The Board recognized that, because the fees payable by the fund to the Adviser pursuant to the Management Agreement and the contractual sub-investment advisory fee payable by the Adviser to the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement would not change in connection with the proposed delegation arrangement, an analysis of economies of scale was more appropriate in the context of the Board’s consideration of the Agreements, which had been done at the meeting in connection with the Board’s re-approval of the Agreements. At the meeting, the Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreements and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board also considered whether there were any ancillary benefits that would accrue to the Sub-Adviser as a result of its relationship with the fund after the delegation arrangement, and such ancillary benefits, if any, were determined to be reasonable.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, with the assistance of independent legal counsel, approved the delegation arrangement and the SSIA Agreement for the fund.

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LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2022 to December 31, 2022, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

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For More Information

BNY Mellon Global Equity Income Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Newton Investment Management Limited

160 Queen Victoria Street

London, EC4V, 4LA, UK

Newton Investment Management

North America, LLC

201 Washington Street

Boston, MA 02108

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DEQAX Class C: DEQCX Class I: DQEIX Class Y: DEQYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation 6175SA0423

BNY Mellon International Bond Fund

SEMI-ANNUAL REPORT April 30, 2023

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2022, through April 30, 2023, as provided Brendan Murphy, CFA, Scott Zaleski, CFA, and Nathaniel Hyde, CFA Portfolio Managers employed by the fund’s sub-adviser, Insight North America LLC (“INA”)

Market and Fund Performance Overview

For the six-month period ended April 30, 2023, the BNY Mellon International Bond Fund (the “fund”) produced a total return of 10.69% for Class A shares, 10.24% for Class C shares, 10.75% for Class I shares and 10.91% for Class Y shares.1 In comparison, the fund’s benchmark, the Bloomberg Global Aggregate ex USD Index (Unhedged) (the “Index”), produced a total return of 10.55% for the same period.2

International bonds rose during the reporting period as inflation eased, the U.S. Federal Reserve (the “Fed”) appeared to near the end of its interest-rate hiking cycle, and global economic growth remained broadly positive. The fund produced mixed returns compared to the Index, largely matching the Index’s gains.

The Fund’s Investment Approach

The fund seeks to maximize total return through capital appreciation and income. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed-income securities. The fund also normally invests at least 65% of its assets in non-U.S. dollar-denominated, fixed-income securities of foreign governments and companies located in various countries, including emerging markets.

Generally, the fund seeks to maintain a portfolio with an average credit quality of investment grade. The fund’s portfolio managers focus on identifying undervalued government bond markets, currencies, sectors and securities and look for fixed-income securities with the most potential for added value, such as those involving the potential for credit upgrades, unique structural characteristics or innovative features. The portfolio managers select securities for the fund’s portfolio by using fundamental economic research and quantitative analysis to allocate assets among countries and currencies, focusing on sectors and individual securities that appear to be relatively undervalued, and actively trading among sectors.

Inflation Eases as Rates Increase

Interest-rate hikes implemented by central banks began to gain traction during the reporting period in the fight against rampant inflation. In October 2022, just prior to the start of the period, inflation in the 20-member eurozone averaged 10.6%, its highest level since the eurozone group was established in 1999. The European Central Bank raised its fixed benchmark rate from 0.75% to 1.50% on November 2, 2022, followed by three additional increases to 3.00% as of March 22, 2023. Inflation appeared to respond, declining to 7.0% as of April 2023. While economic growth rates declined as well, they remained positive. Similar trends in the United States and elsewhere encouraged hopes that inflation might be tamed without prompting a major global recession.

Although central banks remained hawkish in the fight against inflation, and official interest rates were raised on numerous occasions across major economies, these conditions were largely priced into the global bond market at the start of the period, which almost coincided with the peak in U.S. ten-year Treasury yields. As yields declined, bonds prices generally rose, producing good returns for investors. However, concerns regarding the U.S. debt ceiling rose as the early summer 2023 deadline neared. In another troubling development, the cumulative effect of interest-rate increases led to the collapse of a few, large regional U.S. banks, and Switzerland-based investment banking firm Credit Suisse was subject to a government-orchestrated takeover. Financial conditions tightened materially in terms of lending standards, but all-in borrowing costs for companies were contained by the drop in intermediate government bond yields.

The Fund Participates in the Market’s Gains

The fund’s returns were buoyed by the same broadly positive forces as the rest of the international bond market. Some of the fund’s specific positions within each strategic area outperformed, while others detracted. Within duration and rate positioning, underweight exposure to German Bunds and overweight exposure to emerging-markets bonds from countries such as South Korea, Mexico and South Africa enhanced returns relative to the Index. Conversely, short positions in Canada and the United States detracted. Similarly, from an industry sector perspective, overweight exposure to bank, basic industry and utilities credits bolstered relative returns, while overweight exposure to consumer cyclicals and underweight exposure to supranationals undermined performance.

In terms of absolute returns, the performance of both the fund and its Index was closely tied to performance of the U.S. dollar, as both are unhedged. During most of the period, the dollar weakened against international currencies. Although the dollar strengthened in February and March in response to banking sector uncertainties, it resumed its downward trend during April to end the reporting period near its recent low. The total returns of the fund and the Index rose in inverse relationship to the dollar’s decline.

The fund used derivatives extensively, both to manage risk and to adopt active positions. The types of derivatives used by the fund included futures and interest-rate swaps, currency forwards and credit index products. In total, these positions had little impact on the fund’s relative performance.

Maintaining Cautious Positioning

Fixed-income markets currently face contradictory forces. While Fed statements remain hawkish, citing the central bank’s 2% inflation target, markets appear to be pricing no further rate hikes, and possible rate reduction later in 2023. The disconnect between these views could lead to greater volatility over the coming months. We remain concerned that, as tightening monetary policy continues to work its way through the real economy, growth is likely to slow further, creating challenges for lower-quality credits.

As of April 30, 2023, the fund’s duration position remains close to that of the Index; however, our bias is shifting from short-to-neutral to long-to-neutral as we look for opportunities to add to the fund’s duration. From a credit perspective, we maintain cautious positioning in view of the potential for a further economic slowdown. Accordingly, we are emphasizing higher-quality areas of the market, such AAA-rated credits, asset-backed

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

securities and mortgage-backed securities, while reducing exposure to areas such as below-investment-grade and high yield.

May 15, 2023

1  Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I and Class Y shares are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through March 1, 2024, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2  Source: Lipper Inc. — The Bloomberg Global Aggregate ex USD Index (Unhedged) is a flagship measure of global investment grade debt from 24 local currency markets, excluding U.S. dollar-denominated bonds. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed- and emerging-market issuers. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

Foreign bonds are subject to special risks, including exposure to currency fluctuations, changing political and economic conditions and potentially less liquidity. These risks are generally greater with emerging-markets countries than with more economically and politically established foreign countries.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies. The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon International Bond Fund from November 1, 2022 to April 30, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended April 30, 2023

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.33	$9.49	$3.92	$3.40
Ending value (after expenses)	$1,106.90	$1,102.40	$1,107.50	$1,109.10

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended April 30, 2023

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.11	$9.10	$3.76	$3.26
Ending value (after expenses)	$1,019.74	$1,015.77	$1,021.08	$1,021.57
†

Expenses are equal to the fund’s annualized expense ratio of 1.02% for Class A, 1.82% for Class C, .75% for Class I and .65% for Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

April 30, 2023 (Unaudited)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 97.4%
Australia - 1.7%
Australia, Bonds, Ser. 158	AUD	1.25	5/21/2032	3,100,000		1,721,040
Australia, Sr. Unscd. Bonds, Ser. 140	AUD	4.50	4/21/2033	1,900,000		1,380,658
Australia, Sr. Unscd. Bonds, Ser. 150	AUD	3.00	3/21/2047	685,000		394,022
National Australia Bank Ltd., Sub. Notes		3.93	8/2/2034	438,000		386,871
					3,882,591
Austria - .4%
Raiffeisen Bank International AG, Sr. Unscd. Notes	EUR	0.05	9/1/2027	300,000	[b]	269,308
Raiffeisen Bank International AG, Sub. Notes	EUR	2.88	6/18/2032	800,000		714,974
					984,282
Bermuda - .3%
Textainer Marine Containers VII Ltd., Ser. 2021-1A, Cl. A		1.68	2/20/2046	888,667	[c]	769,876
Brazil - 1.1%
Brazil Notas do Tesouro Nacional, Notes	BRL	10.00	1/1/2033	14,100,000		2,478,110
Canada - 3.7%
BMW Canada Auto Trust, Ser. 2021-1A, Cl. A3	CAD	0.76	12/20/2025	1,175,000	[c]	844,602
Canada, Bonds	CAD	1.75	12/1/2053	3,400,000		1,913,847
Canada, Bonds	CAD	2.50	12/1/2032	1,575,000		1,129,336
CNH Capital Canada Receivables Trust, Ser. 2021-1A, Cl. A2	CAD	1.00	11/16/2026	650,558	[c]	462,197
Ford Auto Securitization Trust, Ser. 2020-AA, Cl. A3	CAD	1.15	11/15/2025	1,075,000	[c]	767,080
Ford Auto Securitization Trust II, Ser. 2022-AA, Cl. A3	CAD	5.40	9/15/2028	1,107,000	[c]	833,234
GMF Canada Leasing Trust, Ser. 2021-1A, Cl. A3	CAD	0.87	5/20/2026	815,494	[c]	597,261
MBarc Credit Canada, Inc., Ser. 2021-AA, Cl. A3	CAD	0.93	2/17/2026	875,000	[c]	634,164
The Toronto-Dominion Bank, Sr. Unscd. Notes	EUR	1.95	4/8/2030	1,325,000		1,273,899
					8,455,620
Cayman Islands - .2%
Octagon 61, CLO, Ser. 2023-2A, Cl. A, 3 Month TSFR +1.85%		6.92	4/20/2036	539,672	[c,d]	540,031
China - 5.5%
China, Bonds	CNY	2.60	9/1/2032	26,500,000		3,755,338
China, Bonds	CNY	3.73	5/25/2070	32,100,000		5,176,313

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 97.4% (continued)
China - 5.5% (continued)
China, Unscd. Bonds	CNY	3.81	9/14/2050	21,600,000		3,476,300
					12,407,951
France - 5.6%
BNP Paribas SA, Sr. Unscd. Notes	EUR	0.88	7/11/2030	1,300,000		1,168,635
BPCE SA, Sr. Unscd. Notes		2.28	1/20/2032	250,000	[c]	195,715
Electricite de France SA, Jr. Sub. Notes	EUR	2.63	12/1/2027	1,400,000	[e]	1,217,680
France, Bonds	EUR	0.00	5/25/2032	8,750,000		7,513,399
France, Bonds	EUR	0.75	5/25/2052	1,900,000		1,126,976
Suez SACA, Sr. Unscd. Notes	EUR	2.38	5/24/2030	1,300,000		1,280,182
Suez SACA, Sr. Unscd. Notes	EUR	2.88	5/24/2034	100,000		96,899
					12,599,486
Germany - 4.9%
Bundesrepublik Deutschland Bundesanleihe, Bonds	EUR	1.36	8/15/2052	6,645,000		3,718,402
Bundesschatzanweisungen, Bonds	EUR	2.20	12/12/2024	5,200,000		5,677,246
Vonovia SE, Sr. Unscd. Notes	EUR	0.75	9/1/2032	800,000		607,950
Vonovia SE, Sr. Unscd. Notes	EUR	2.38	3/25/2032	1,200,000		1,080,573
					11,084,171
Greece - 1.7%
Hellenic Republic, Sr. Unscd. Notes	EUR	4.25	6/15/2033	3,407,000	[c]	3,782,942
Hungary - .5%
Hungary, Bonds, Ser. 32/A	HUF	4.75	11/24/2032	475,000,000		1,123,971
Indonesia - .5%
Indonesia, Bonds, Ser. FR83	IDR	7.50	4/15/2040	15,580,000,000		1,118,616
Ireland - .5%
Hammerson Ireland Finance DAC, Gtd. Notes	EUR	1.75	6/3/2027	1,400,000		1,242,974
Italy - 3.7%
Autostrade per L'Italia SPA, Sr. Unscd. Notes	EUR	1.88	9/26/2029	250,000		232,761
Italy Buoni Poliennali Del Tesoro, Sr. Unscd. Bonds, Ser. 10Y	EUR	4.40	5/1/2033	4,550,000		5,118,335
Italy Buoni Poliennali Del Tesoro, Sr. Unscd. Bonds, Ser. 5Y	EUR	2.65	12/1/2027	1,525,000		1,617,057
Italy Buoni Poliennali Del Tesoro, Sr. Unscd. Bonds, Ser. CAC	EUR	2.45	9/1/2050	1,810,000	[c]	1,376,263
					8,344,416
Japan - 16.0%
Japan (20 Year Issue), Bonds, Ser. 113	JPY	2.10	9/20/2029	525,000,000		4,323,378
Japan (20 Year Issue), Bonds, Ser. 156	JPY	0.40	3/20/2036	1,302,500,000		9,262,637

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a] Value ($)
Bonds and Notes - 97.4% (continued)
Japan - 16.0% (continued)
Japan (20 Year Issue), Bonds, Ser. 183	JPY	1.40	12/20/2042	427,400,000	3,345,038
Japan (20 Year Issue), Bonds, Ser. 184	JPY	1.10	3/20/2043	442,200,000	3,282,045
Japan (30 Year Issue), Bonds, Ser. 66	JPY	0.40	3/20/2050	1,422,000,000	8,372,710
Japan (30 Year Issue), Bonds, Ser. 69	JPY	0.70	12/20/2050	74,050,000	470,122
Japan (5 Year Issue), Bonds, Ser. 136	JPY	0.10	6/20/2023	795,300,000	5,839,186
Mizuho Financial Group, Inc., Sr. Unscd. Notes	EUR	4.03	9/5/2032	1,311,000	1,403,869
					36,298,985
Luxembourg - 1.1%
DH Europe Finance II Sarl, Gtd. Bonds	EUR	0.20	3/18/2026	280,000	282,472
Logicor Financing Sarl, Gtd. Notes	EUR	0.88	1/14/2031	731,000	532,583
Logicor Financing Sarl, Gtd. Notes	EUR	1.63	1/17/2030	159,000	129,167
Logicor Financing Sarl, Gtd. Notes	EUR	2.00	1/17/2034	498,000	350,317
Logicor Financing Sarl, Gtd. Notes	EUR	3.25	11/13/2028	266,000	249,368
Segro Capital Sarl, Gtd. Notes	EUR	0.50	9/22/2031	100,000	77,078
Segro Capital Sarl, Gtd. Notes	EUR	1.88	3/23/2030	363,000	330,474
SELP Finance Sarl, Gtd. Bonds	EUR	0.88	5/27/2029	270,000	230,882
SELP Finance Sarl, Gtd. Notes	EUR	3.75	8/10/2027	330,000	338,925
					2,521,266
Malaysia - .6%
Malaysia, Bonds, Ser. 411	MYR	4.23	6/30/2031	5,845,000	1,345,701
Mexico - 2.3%
Mexico, Bonds, Ser. M	MXN	7.75	5/29/2031	100,000,000	5,223,421
Netherlands - .6%
EDP Finance BV, Sr. Unscd. Notes	EUR	1.88	9/21/2029	400,000	396,003
ING Groep NV, Sr. Unscd. Notes	EUR	0.88	11/29/2030	500,000	445,001
ING Groep NV, Sr. Unscd. Notes	EUR	1.75	2/16/2031	500,000	468,308
Vonovia Finance BV, Gtd. Notes	EUR	0.50	9/14/2029	100,000	83,447
					1,392,759
New Zealand - 2.7%
New Zealand, Bonds, Ser. 433	NZD	3.50	4/14/2033	3,135,000	1,846,243
New Zealand, Unscd. Bonds, Ser. 532	NZD	2.00	5/15/2032	7,990,000	4,173,285
					6,019,528
Panama - .1%
Panama, Sr. Unscd. Notes		6.85	3/28/2054	200,000	209,254
Poland - .5%
Poland, Sr. Unscd. Notes		5.50	4/4/2053	1,093,000	1,134,711
Romania - .4%
Romania, Bonds	EUR	3.62	5/26/2030	550,000	[b,c] 520,411

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 97.4% (continued)
Romania - .4% (continued)
Romania, Sr. Unscd. Notes	EUR	6.63	9/27/2029	400,000	[c]	454,108
					974,519
Singapore - .6%
Singapore, Bonds	SGD	2.63	5/1/2028	1,710,000	[b]	1,271,271
South Africa - 1.4%
South Africa, Sr. Unscd. Bonds, Ser. 2035	ZAR	8.88	2/28/2035	70,861,000		3,253,001
South Korea - .8%
Korea, Bonds, Ser. 5209	KRW	3.13	9/10/2052	2,655,000,000		1,889,520
Spain - 3.6%
Banco de Credito Social Cooperativo SA, Sub. Notes	EUR	5.25	11/27/2031	300,000		261,778
Cellnex Finance Co. SA, Gtd. Notes	EUR	2.25	4/12/2026	900,000		941,947
Ibercaja Banco SA, Sub. Notes	EUR	2.75	7/23/2030	900,000		846,419
Spain, Sr. Unscd. Bonds	EUR	0.70	4/30/2032	6,950,000	[c]	6,153,245
					8,203,389
Supranational - .2%
JBS USA, Gtd. Notes		3.63	1/15/2032	639,000	[b,c]	537,067
Sweden - .3%
Sweden, Bonds, Ser. 1056	SEK	2.25	6/1/2032	6,825,000		661,436
Switzerland - 2.2%
Credit Suisse Group AG, Sr. Unscd. Notes	EUR	0.65	1/14/2028	550,000		509,661
Credit Suisse Group AG, Sr. Unscd. Notes	EUR	2.88	4/2/2032	1,395,000		1,305,095
Switzerland, Bonds	CHF	0.50	6/27/2032	1,600,000		1,713,594
UBS Group AG, Sr. Unscd. Notes	EUR	0.88	11/3/2031	1,677,000		1,355,027
					4,883,377
Thailand - .4%
Thailand, Sr. Unscd. Bonds	THB	3.39	6/17/2037	25,800,000		812,737
United Kingdom - 8.0%
Barclays PLC, Sr. Unscd. Notes	EUR	5.26	1/29/2034	1,230,000		1,367,328
BAT International Finance PLC, Gtd. Notes	EUR	2.25	1/16/2030	395,000		363,529
Brass No. 10 PLC, Ser. 10-A, Cl. A1		0.67	4/16/2069	192,217	[c]	184,375
British American Tobacco PLC, Sub. Notes, Ser. 5.25	EUR	3.00	12/27/2026	700,000	[e]	629,813
Gemgarto PLC, Ser. 2021-1A, Cl. A, 3 Month SONIO +0.59%	GBP	4.75	12/16/2067	449,435	[c,d]	560,759
Lanark Master Issuer PLC, Ser. 2020-1A, Cl. 2A, 3 Month SONIO +0.57%	GBP	4.67	12/22/2069	563,750	[c,d]	709,816
Paragon Mortgages No. 25 PLC, Ser. 25, Cl. B, 3 Month SONIO +1.07%	GBP	5.15	5/15/2050	250,000	[d]	314,305

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 97.4% (continued)
United Kingdom - 8.0% (continued)
Tower Bridge Funding PLC, Ser. 2021-2, CI. A, 3 Month SONIO +0.78%	GBP	4.87	11/20/2063	497,370	[d]	623,655
United Kingdom, Bonds	GBP	1.00	1/31/2032	2,550,000		2,570,179
United Kingdom, Bonds	GBP	1.25	7/22/2027	1,950,000		2,222,574
United Kingdom, Bonds	GBP	1.25	7/31/2051	6,250,000		4,183,249
United Kingdom, Bonds	GBP	2.25	9/7/2023	3,525,000		4,399,087
					18,128,669
United States - 25.3%
A&D Mortgage Trust, Ser. 2023-NQM2, Cl. A1		6.13	5/25/2068	570,000	[c]	569,073
AmeriCredit Automobile Receivables Trust, Ser. 2022-1, CI. A2		2.05	1/20/2026	94,064		93,200
AMSR Trust, Ser. 2019-SFR1, Cl. B		3.02	1/19/2039	525,000	[c]	484,375
AT&T, Inc., Sr. Unscd. Notes	EUR	1.60	5/19/2028	1,450,000		1,449,085
AT&T, Inc., Sr. Unscd. Notes		4.50	5/15/2035	140,000		131,884
Avis Budget Rental Car Funding AESOP LLC, Ser. 2023-4A, Cl. A		5.49	6/20/2029	383,000	[c]	389,076
Bank of America Corp., Sr. Unscd. Notes	EUR	2.82	4/27/2033	532,000		518,590
Berkshire Hathaway Finance Corp., Gtd. Notes	EUR	1.50	3/18/2030	730,000		711,465
Celanese US Holdings LLC, Gtd. Bonds	EUR	5.34	1/19/2029	1,174,000		1,270,467
CHC Commercial Mortgage Trust, Ser. 2019-CHC, Cl. B, 1 Month LIBOR +1.50%		6.45	6/15/2034	868,442	[c,d]	843,028
Chubb INA Holdings, Inc., Gtd. Notes	EUR	1.40	6/15/2031	348,000		317,473
CPS Auto Receivables Trust, Ser. 2021-D, Cl. B		1.09	10/15/2027	1,280,000	[c]	1,251,525
Duke Energy Indiana LLC, First Mortgage Bonds		5.40	4/1/2053	218,000		225,760
Exeter Automobile Receivables Trust, Ser. 2021-2A, Cl. C		0.98	6/15/2026	668,310		652,193
Federal Agricultural Mortgage Corp. Mortgage Trust, Ser. 2021-1, CI. A		2.18	1/25/2051	636,891	[c]	520,249
Federal Home Loan Mortgage Corp. Multifamily Structured Credit Risk, Ser. 2021-MN1, Cl. M1, 1 Month SOFR +2.00%		6.56	1/25/2051	156,753	[c,d,f]	148,431
FedEx Corp., Gtd. Bonds	EUR	0.95	5/4/2033	990,000		812,647
Ford Motor Co., Sr. Unscd. Notes		3.25	2/12/2032	500,000		388,208
Ford Motor Co., Sr. Unscd. Notes		4.75	1/15/2043	520,000		391,315
Ford Motor Co., Sr. Unscd. Notes		6.10	8/19/2032	862,000	[b]	822,875

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 97.4% (continued)
United States - 25.3% (continued)
Honeywell International, Inc., Sr. Unscd. Bonds	EUR	4.13	11/2/2034	1,308,000		1,475,190
JPMorgan Chase & Co., Sr. Unscd. Notes	EUR	1.96	3/23/2030	1,100,000		1,081,720
Morgan Stanley, Sr. Unscd. Notes	EUR	5.15	1/25/2034	1,809,000		2,093,480
Mosaic Solar Loan Trust, Ser. 2023-2A, Cl. A		5.36	9/22/2053	290,273	[c]	286,143
MPT Operating Partnership LP/MPT Finance Corp., Gtd. Bonds	EUR	0.99	10/15/2026	575,000		453,474
Nasdaq, Inc., Sr. Unscd. Notes	EUR	0.90	7/30/2033	1,148,000		933,107
National Grid North America, Inc., Sr. Unscd. Notes	EUR	1.05	1/20/2031	1,560,000		1,379,462
NiSource, Inc., Sr. Unscd. Notes		5.25	3/30/2028	122,000		124,679
Santander Drive Auto Receivables Trust, Ser. 2021-4, CI. C		1.26	2/16/2027	620,000		593,735
SBA Tower Trust, Asset Backed Notes		2.59	10/15/2031	695,000	[c]	568,424
Stack Infrastructure Issuer LLC, Ser. 2023-1A, CI. A2		5.90	3/25/2048	150,000	[c]	149,575
The Southern Company, Jr. Sub. Notes	EUR	1.88	9/15/2081	625,000		543,611
U.S. Treasury Notes		2.88	8/15/2028	6,600,000		6,395,812
Vantage Data Centers Issuer LLC, Ser. 2023-1A, CI. A2		6.32	3/16/2048	583,000	[c]	582,242
Verizon Communications, Inc., Sr. Unscd. Notes		2.55	3/21/2031	400,000		340,737
Verizon Communications, Inc., Sr. Unscd. Notes		4.27	1/15/2036	400,000		371,851
Virginia Electric & Power Co., Sr. Unscd. Notes		5.00	4/1/2033	1,028,000		1,041,725
WEA Finance LLC, Gtd. Notes		2.88	1/15/2027	380,000	[c]	332,544
WEA Finance LLC, Gtd. Notes		2.88	1/15/2027	283,000		247,658
WEA Finance LLC, Gtd. Notes		4.13	9/20/2028	29,000	[c]	25,745
WEA Finance LLC, Gtd. Notes		4.63	9/20/2048	111,000	[c]	78,220
WEA Finance LLC/Westfield UK & Europe Finance PLC, Gtd. Notes		4.75	9/17/2044	656,000	[c]	485,830
Wells Fargo & Co., Sr. Unscd. Notes	EUR	1.74	5/4/2030	1,190,000		1,128,381
Wells Fargo Commercial Mortgage Trust, Ser. 2021-SAVE, Cl. A, 1 Month LIBOR +1.15%		6.10	2/15/2040	568,139	[c,d]	533,573
Western Midstream Operating LP, Sr. Unscd. Notes		6.15	4/1/2033	312,000		317,525
Federal Home Loan Mortgage Corp.:
4.50%, 6/1/2052				4,470,177	[f]	4,375,111
Federal National Mortgage Association:
2.00%, 11/1/2051				1,968,812	[f]	1,654,482

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 97.4% (continued)
United States - 25.3% (continued)
2.50%, 8/1/2051			2,663,211	[f]	2,338,995
3.00%, 6/1/2050-8/1/2051			5,572,087	[f]	5,099,498
4.00%, 7/1/2052-8/1/2052			4,464,534	[f]	4,287,027
5.00%, 10/1/2052			6,054,068	[f]	6,023,467
				57,333,942
Total Bonds and Notes (cost $230,201,863)			220,909,590
Description /Number of Contracts/Counterparty	Exercise Price	Expiration Date	Notional Amount ($)		Value ($)
Options Purchased - .1%
Call Options - .1%
Swaption Payer Markit CDX North America Investment Grade Index Series 39, Receiver 3 Month Fixed Rate of 1.00% terminating on 12/20/2027, Contracts 25,200,000 Citigroup Global Markets Inc.	0.88	5/17/2023	25,200,000	[g]	154,047
Put Options - .0%
Swaption Receiver Markit CDX North America Investment Grade Index Series 40, Payer 3 Month Fixed Rate of 1.00% terminating on 06/20/2028, Contracts 12,000,000 J.P. Morgan Securities LLC	0.80	6/21/2023	12,000,000	[g]	27,460
Swaption Receiver Markit CDX North America Investment Grade Index Series 40, Payer 3 Month Fixed Rate of 1.00% terminating on 06/20/2028, Contracts 12,800,000 J.P. Morgan Securities LLC	0.78	6/21/2023	12,800,000	[g]	33,303
Swaption Receiver Markit CDX North America Investment Grade Index Series 40, Payer 3 Month Fixed Rate of 1.00% terminating on 06/20/2028, Contracts 25,300,000 Goldman Sachs & Co. LLC	0.78	6/21/2023	25,300,000	[g]	65,825
				126,588
Total Options Purchased (cost $223,035)			280,635

Description	1-Day Yield (%)	Shares	Value ($)
Investment Companies - .3%
Registered Investment Companies - .3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $779,997)	4.96	779,997	[h] 779,997

Investment of Cash Collateral for Securities Loaned - 1.0%
Registered Investment Companies - 1.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $2,308,293)	4.96	2,308,293	[h] 2,308,293
Total Investments (cost $233,513,188)		98.8%	224,278,515
Cash and Receivables (Net)		1.2%	2,631,098
Net Assets		100.0%	226,909,613

LIBOR—London Interbank Offered Rate

SOFR—Secured Overnight Financing Rate

SONIA—Sterling Overnight Index Average

TSFR—Term SOFR (Secured Overnight Financing Rate) Reference Rates

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—British Pound

HUF—Hungarian Forint

IDR—Indonesian Rupiah

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

NZD—New Zealand Dollar

SEK—Swedish Krona

SGD—Singapore Dollar

THB—Thai Baht

ZAR—South African Rand

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security, or portion thereof, on loan. At April 30, 2023, the value of the fund’s securities on loan was $3,006,310 and the value of the collateral was $3,156,850, consisting of cash collateral of $2,308,293 and U.S. Government & Agency securities valued at $848,557. In addition, the value of collateral may include pending sales that are also on loan.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2023, these securities were valued at $27,171,199 or 11.97% of net assets.

d Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

e Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

f The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

g Exercise price is referenced as basis points.

h Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Foreign Governmental	58.5
U.S. Government Agencies Mortgage-Backed	10.5
Banks	7.4
Real Estate	3.3
Asset-Backed Certificates/Auto Receivables	2.9
U.S. Treasury Securities	2.8
Utilities	2.8
Commercial Mortgage Pass-Through Certificates	1.9
Investment Companies	1.3
Asset-Backed Certificates	1.2
Telecommunication Services	1.0
Automobiles & Components	.7
Electronic Components	.7
Chemicals	.6
Insurance	.5
Agriculture	.4
Industrial	.4
Diversified Financials	.4
Transportation	.4
Collateralized Loan Obligations Debt	.2
Food Products	.2
U.S. Government Agencies Collateralized Mortgage Obligations	.2
Energy	.1
Health Care	.1
Options Purchased	.1
Commercial & Professional Services	.1
U.S. Government Agencies Collateralized Municipal-Backed Securities	.1
98.8

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 10/31/2022	Purchases ($)†	Sales ($)	Value ($) 4/30/2023	Dividends/ Distributions ($)
Registered Investment Companies - .3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .3%	5,277,287	110,899,399	(115,396,689)	779,997	89,797

Affiliated Issuers (continued)
Description	Value ($) 10/31/2022	Purchases ($)†	Sales ($)	Value ($) 4/30/2023	Dividends/ Distributions ($)
Investment of Cash Collateral for Securities Loaned - 1.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - 1.0%	1,360,980	22,161,480	(21,214,167)	2,308,293	11,258	††
Total - 1.3%	6,638,267	133,060,879	(136,610,856)	3,088,290	101,055

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
Canadian 10 Year Bond	35	6/21/2023	3,298,546[a]	3,257,040	(41,506)
Euro 30 Year Bond	5	6/8/2023	775,787[a]	768,575	(7,212)
Euro-Schatz	124	6/8/2023	14,299,879[a]	14,438,967	139,088
Long Gilt	14	6/28/2023	1,827,642[a]	1,785,138	(42,504)
U.S. Treasury 5 Year Notes	90	6/30/2023	9,826,797	9,876,797	50,000
Futures Short
Australian 10 Year Bond	71	6/15/2023	5,775,253[a]	5,753,077	22,176
Euro-Bobl	179	6/8/2023	23,167,323[a]	23,268,415	(101,092)
Euro-Bond	68	6/8/2023	10,167,571[a]	10,157,402	10,169
Japanese 10 Year Bond	5	6/13/2023	5,330,067[a]	5,453,411	(123,344)
Long Term French Government Future	29	6/8/2023	4,207,214[a]	4,153,843	53,371
U.S. Treasury 10 Year Notes	50	6/21/2023	5,630,920	5,760,157	(129,237)
U.S. Treasury Ultra Long Bond	27	6/21/2023	3,728,034	3,817,969	(89,935)
Ultra 10 Year U.S. Treasury Notes	77	6/21/2023	9,451,569	9,351,891	99,678
Gross Unrealized Appreciation				374,482
Gross Unrealized Depreciation				(534,830)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

See notes to financial statements.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Options Written
Description/ Contracts/ Counterparties	Exercise Price	Expiration Date	Notional Amount	[a]	Value ($)
Call Options:
Swaption Receiver Markit iTraxx Europe Index Series 39, Payer 3 Month Fixed Rate of 1.00% terminating on 06/20/2028, Contracts 23,400,000, Citigroup Global Markets Inc.	0.85	6/21/2023	23,400,000	[b]EUR	(75,786)
Swaption Receiver Markit iTraxx Europe Index Series 39, Payer 3 Month Fixed Rate of 1.00% terminating on 06/20/2028, Contracts 23,700,000, Barclays Capital, Inc.	0.85	5/17/2023	23,700,000	[b]EUR	(54,735)
Put Options:
Swaption Payer Markit CDX North America Investment Grade Index Series 39, Receiver 3 Month Fixed Rate of 1.00% terminating on 12/20/2027, Contracts 25,200,000, Citigroup Global Markets Inc.	1.08	5/17/2023	25,200,000	[b]	(2,305)
Swaption Payer Markit CDX North America Investment Grade Index Series 40, Receiver 3 Month Fixed Rate of 1.00% terminating on 06/20/2028, Contracts 50,600,000, Goldman Sachs & Co. LLC	0.90	6/21/2023	50,600,000	[b]	(63,397)
Swaption Payer Markit CDX North America Investment Grade Index Series 40, Receiver 3 Month Fixed Rate of 1.00% terminating on 06/20/2028, Contracts 25,600,000, J.P. Morgan Securities LLC	0.90	6/21/2023	25,600,000	[b]	(32,075)
Swaption Payer Markit CDX North America Investment Grade Index Series 40, Receiver 3 Month Fixed Rate of 1.00% terminating on 06/20/2028, Contracts 24,000,000, J.P. Morgan Securities LLC	0.93	6/21/2023	24,000,000	[b]	(25,484)

Options Written
Description/ Contracts/ Counterparties	Exercise Price	Expiration Date	Notional Amount	[a]	Value ($)
Put Options:(continued)
Swaption Payer Markit iTraxx Europe Index Series 39, Receiver 3 Month Fixed Rate of 1.00% terminating on 06/20/2028, Contracts 23,400,000, Citigroup Global Markets Inc.	0.85	6/21/2023	23,400,000	[b]EUR	(81,339)
Swaption Payer Markit iTraxx Europe Index Series 39, Receiver 3 Month Fixed Rate of 1.00% terminating on 06/20/2028, Contracts 23,700,000, Barclays Capital, Inc.	0.85	5/17/2023	23,700,000	[b]EUR	(38,925)
Total Options Written (premiums received $626,122)					(374,046)

a Notional amount stated in U.S. Dollars unless otherwise indicated.

b Exercise price is referenced as basis points.

EUR—Euro

See notes to financial statements.

Forward Foreign Currency Exchange Contracts
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Barclays Capital, Inc.
Chinese Yuan Renminbi	2,575,000	United States Dollar	375,198	5/10/2023	(3,111)
United States Dollar	109,257	Chinese Yuan Renminbi	750,000	5/10/2023	885
Euro	2,824,000	United States Dollar	3,080,749	5/10/2023	33,370
Thai Baht	15,308,264	United States Dollar	449,844	5/10/2023	(990)
Malaysian Ringgit	315,000	United States Dollar	71,656	5/10/2023	(976)
Citigroup Global Markets Inc.
United States Dollar	230,404	Chinese Yuan Renminbi	1,585,000	5/10/2023	1,377
Danish Krone	5,040,000	United States Dollar	735,784	5/10/2023	9,894
Goldman Sachs & Co. LLC
South Korean Won	3,372,042,000	United States Dollar	2,603,531	5/10/2023	(82,366)
Canadian Dollar	5,421,000	United States Dollar	3,995,953	5/10/2023	6,123

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Forward Foreign Currency Exchange Contracts(continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Goldman Sachs & Co. LLC(continued)
United States Dollar	313,100	Euro	288,000	5/10/2023	(4,487)
Australian Dollar	3,572,000	United States Dollar	2,388,892	5/10/2023	(24,099)
Polish Zloty	2,967,182	United States Dollar	684,870	5/10/2023	27,528
United States Dollar	4,025,616	Mexican Peso	73,547,000	5/10/2023	(54,012)
Chinese Yuan Renminbi	110,785,000	United States Dollar	16,325,523	5/10/2023	(317,455)
United States Dollar	728,201	Hungarian Forint	258,179,466	5/10/2023	(31,260)
Norwegian Krone	3,782,485	United States Dollar	364,115	5/10/2023	(8,962)
Romanian Leu	1,320,000	United States Dollar	288,473	5/10/2023	6,553
United States Dollar	3,288,269	South African Rand	59,595,980	5/10/2023	34,072
Swedish Krona	8,615,439	United States Dollar	829,812	5/10/2023	10,845
Brazilian Real	12,111,000	United States Dollar	2,390,403	5/3/2023	35,203
United States Dollar	2,421,861	Brazilian Real	12,111,000	5/3/2023	(3,745)
United States Dollar	5,493,550	New Zealand Dollar	8,820,000	5/10/2023	39,481
Peruvian Nuevo Sol	840,000	United States Dollar	221,958	5/10/2023	4,498
United States Dollar	2,375,638	Brazilian Real	12,111,000	6/2/2023	(34,476)
Swiss Franc	401,023	United States Dollar	437,736	5/10/2023	11,558
Chinese Yuan Renminbi	1,950,000	United States Dollar	283,879	5/10/2023	(2,104)
HSBC Securities (USA) Inc.
United States Dollar	58,222	South Korean Won	75,400,000	5/10/2023	1,848
Euro	4,986,000	United States Dollar	5,460,030	5/10/2023	38,199
United States Dollar	2,583,836	Euro	2,343,000	5/10/2023	131
Chinese Yuan Renminbi	49,984,384	United States Dollar	7,294,332	5/10/2023	(71,599)
Brazilian Real	12,111,000	United States Dollar	2,421,861	5/3/2023	3,745
United States Dollar	2,303,697	Brazilian Real	12,111,000	5/3/2023	(121,909)

Forward Foreign Currency Exchange Contracts(continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
HSBC Securities (USA) Inc.(continued)
Canadian Dollar	253,000	United States Dollar	185,687	5/10/2023	1,091
United States Dollar	417,331	Singapore Dollar	554,279	5/10/2023	1,782
United States Dollar	60,200	South African Rand	1,095,000	5/10/2023	408
United States Dollar	3,312,831	Japanese Yen	442,275,000	5/10/2023	60,681
Czech Koruna	12,144,007	United States Dollar	557,677	5/10/2023	10,686
Israeli Shekel	1,671,370	United States Dollar	467,957	5/10/2023	(7,306)
Indonesian Rupiah	11,084,520,000	United States Dollar	730,594	5/10/2023	24,728
J.P. Morgan Securities LLC
Canadian Dollar	200,000	United States Dollar	149,457	5/10/2023	(1,806)
United States Dollar	106,755	Canadian Dollar	145,000	5/10/2023	(292)
Japanese Yen	2,416,683,000	United States Dollar	18,363,433	5/10/2023	(593,008)
United States Dollar	1,172,911	Japanese Yen	154,860,000	5/10/2023	34,190
United States Dollar	1,161,452	Euro	1,060,000	5/10/2023	(7,445)
Colombian Peso	1,310,000,000	United States Dollar	271,756	5/10/2023	6,245
British Pound	511,000	United States Dollar	630,513	5/10/2023	11,876
Chilean Peso	212,617,000	United States Dollar	260,321	5/10/2023	2,596
UBS Securities LLC
Euro	9,665,000	United States Dollar	10,506,270	5/10/2023	151,649
Gross Unrealized Appreciation					571,242
Gross Unrealized Depreciation					(1,371,408)

See notes to financial statements.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Centrally Cleared Credit Default Swaps
Reference Obligation	Maturity Date	Notional Amount ($)[1]	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation (Depreciation) ($)
Sold Contracts:[2]
Markit iTraxx Europe Index Series 39, Received Fixed Rate of 1.00% 3 Month	6/20/2028	17,145,564	156,944	151,548	5,396
Purchased Contracts:[3]
Markit CDX North America Investment Grade Index Series 40, Paid Fixed Rate of 1.00% 3 Month	6/20/2028	123,800,000	(1,529,366)	(1,270,720)	(258,646)
Markit iTraxx Europe Senior Financial Index Series 39, Paid Fixed Rate of 1.00% 3 Month	6/20/2028	12,120,900	(24,257)	(40,024)	15,767
Gross Unrealized Appreciation				21,163
Gross Unrealized Depreciation				(258,646)

1 The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

2 If the fund is a seller of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

3 If the fund is a buyer of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2023 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $3,006,310)—Note 1(c):
Unaffiliated issuers	230,424,898	221,190,225
Affiliated issuers	3,088,290	3,088,290
Cash denominated in foreign currency	322,670	320,455
Cash collateral held by broker—Note 4		4,933,039
Dividends, interest and securities lending income receivable		1,730,069
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		571,242
Receivable for shares of Beneficial Interest subscribed		265,424
Receivable for swap variation margin—Note 4		191,708
Receivable for investment securities sold		35,400
Prepaid expenses		52,183
		232,378,035
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		144,183
Cash overdraft due to Custodian		23,541
Liability for securities on loan—Note 1(c)		2,308,293
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		1,371,408
Payable for investment securities purchased		633,149
Outstanding options written, at value (premiums received $626,122)—Note 4		374,046
Payable for futures variation margin—Note 4		364,310
Payable for shares of Beneficial Interest redeemed		147,673
Trustees’ fees and expenses payable		10,050
Other accrued expenses		91,769
		5,468,422
Net Assets ($)		226,909,613
Composition of Net Assets ($):
Paid-in capital		438,567,358
Total distributable earnings (loss)		(211,657,745)
Net Assets ($)		226,909,613

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	23,938,875	1,902,510	137,547,462	63,520,766
Shares Outstanding	1,943,756	162,080	10,939,738	5,036,338
Net Asset Value Per Share ($)	12.32	11.74	12.57	12.61

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2023 (Unaudited)

Investment Income ($):
Income:
Interest (net of $10,084 foreign taxes withheld at source)	3,198,398
Dividends from affiliated issuers	89,797
Income from securities lending—Note 1(c)	11,258
Total Income	3,299,453
Expenses:
Management fee—Note 3(a)	539,737
Shareholder servicing costs—Note 3(c)	132,815
Professional fees	56,003
Custodian fees—Note 3(c)	23,991
Registration fees	21,934
Prospectus and shareholders’ reports	21,784
Trustees’ fees and expenses—Note 3(d)	14,117
Chief Compliance Officer fees—Note 3(c)	7,642
Distribution fees—Note 3(b)	7,060
Loan commitment fees—Note 2	540
Interest expense—Note 2	409
Miscellaneous	12,405
Total Expenses	838,437
Less—reduction in expenses due to undertaking—Note 3(a)	(8,136)
Less—reduction in fees due to earnings credits—Note 3(c)	(6,554)
Net Expenses	823,747
Net Investment Income	2,475,706
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(5,141,776)
Net realized gain (loss) on futures	(427,681)
Net realized gain (loss) on options transactions	(76,109)
Net realized gain (loss) on forward foreign currency exchange contracts	1,421,926
Net realized gain (loss) on swap agreements	2,006,257
Net Realized Gain (Loss)	(2,217,383)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	23,115,950
Net change in unrealized appreciation (depreciation) on futures	(550,376)
Net change in unrealized appreciation (depreciation) on options transactions	191,786
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(63,600)
Net change in unrealized appreciation (depreciation) on swap agreements	(2,432,565)
Net Change in Unrealized Appreciation (Depreciation)	20,261,195
Net Realized and Unrealized Gain (Loss) on Investments	18,043,812
Net Increase in Net Assets Resulting from Operations	20,519,518

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
Operations ($):
Net investment income	2,475,706	2,751,806
Net realized gain (loss) on investments	(2,217,383)	(43,758,058)
Net change in unrealized appreciation (depreciation) on investments	20,261,195	(27,142,383)
Net Increase (Decrease) in Net Assets Resulting from Operations	20,519,518	(68,148,635)
Distributions ($):
Distributions to shareholders:
Class A	-	(681,445)
Class C	-	(33,144)
Class I	-	(4,291,133)
Class Y	-	(868,122)
Total Distributions	-	(5,873,844)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	1,653,753	3,092,024
Class C	243,727	58,228
Class I	39,725,870	52,483,817
Class Y	36,560,657	5,908,237
Distributions reinvested:
Class A	-	624,370
Class C	-	29,266
Class I	-	3,698,401
Class Y	-	855,550
Cost of shares redeemed:
Class A	(5,531,670)	(10,534,504)
Class C	(315,438)	(495,174)
Class I	(50,823,646)	(96,308,222)
Class Y	(5,744,726)	(13,758,001)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	15,768,527	(54,346,008)
Total Increase (Decrease) in Net Assets	36,288,045	(128,368,487)
Net Assets ($):
Beginning of Period	190,621,568	318,990,055
End of Period	226,909,613	190,621,568

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	137,018	233,768
Shares issued for distributions reinvested	-	44,134
Shares redeemed	(459,489)	(788,510)
Net Increase (Decrease) in Shares Outstanding	(322,471)	(510,608)
Class Ca
Shares sold	21,260	5,032
Shares issued for distributions reinvested	-	2,149
Shares redeemed	(27,503)	(37,578)
Net Increase (Decrease) in Shares Outstanding	(6,243)	(30,397)
Class Ib
Shares sold	3,239,837	3,814,744
Shares issued for distributions reinvested	-	257,576
Shares redeemed	(4,157,316)	(7,370,880)
Net Increase (Decrease) in Shares Outstanding	(917,479)	(3,298,560)
Class Yb
Shares sold	2,950,706	445,516
Shares issued for distributions reinvested	-	59,496
Shares redeemed	(467,409)	(1,023,656)
Net Increase (Decrease) in Shares Outstanding	2,483,297	(518,644)

[a]

During the period ended April 30, 2023, 86 Class C shares representing $980 were automatically converted to 82 Class A shares and during the period ended October 31, 2022, 955 class C shares representing $12,296 were automatically converted to 917 Class A shares.

[b]

During the period ended April 30, 2023, 972,906 Class I shares representing $12,037,438 were exchanged for 970,540 Class Y shares and during the period ended October 31, 2022, 1,363 Class A shares representing $16,439 were exchanged for 1,337 Class I shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2023		Year Ended October 31,
Class A Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	11.13	14.81	15.33	15.04	14.68	16.09
Investment Operations:
Net investment income[a]	.12	.10	.12	.12	.23	.41
Net realized and unrealized gain (loss) on investments	1.07	(3.52)	(.25)	.17[b]	.51	(1.17)
Total from Investment Operations	1.19	(3.42)	(.13)	.29	.74	(.76)
Distributions:
Dividends from net investment income	-	(.26)	(.39)	-	(.38)	(.65)
Net asset value, end of period	12.32	11.13	14.81	15.33	15.04	14.68
Total Return (%)[c]	10.69[d]	(23.48)	(1.03)	1.93	5.10	(4.90)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.09[e]	1.57	1.80	1.66	1.41	1.29
Ratio of net expenses to average net assets	1.02[e]	1.02	1.02	1.02	1.02	1.02
Ratio of net investment income to average net assets	2.05[e]	.78	.77	.83	1.53	2.59
Portfolio Turnover Rate	59.87[d]	172.43	141.06	103.49	107.73	95.31
Net Assets, end of period ($ x 1,000)	23,939	25,223	41,115	43,274	55,243	56,842

a Based on average shares outstanding.

b In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the fund’s investments.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
April 30, 2023		Year Ended October 31,
Class C Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	10.65	14.20	14.76	14.58	14.28	15.67
Investment Operations:
Net investment income[a]	.07	.00[b]	.01	.03	.13	.31
Net realized and unrealized gain (loss) on investments	1.02	(3.37)	(.26)	.15[c]	.50	(1.14)
Total from Investment Operations	1.09	(3.37)	(.25)	.18	.63	(.83)
Distributions:
Dividends from net investment income	-	(.18)	(.31)	-	(.33)	(.56)
Net asset value, end of period	11.74	10.65	14.20	14.76	14.58	14.28
Total Return (%)[d]	10.24[e]	(24.08)	(1.78)	1.23	4.51	(5.56)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.82[f]	1.79	1.73	1.71	1.68	1.65
Ratio of net expenses to average net assets	1.82[f]	1.79	1.73	1.71	1.68	1.65
Ratio of net investment income to average net assets	1.25[f]	.01	.07	.21	.94	1.99
Portfolio Turnover Rate	59.87[e]	172.43	141.06	103.49	107.73	95.31
Net Assets, end of period ($ x 1,000)	1,903	1,793	2,823	8,368	16,745	31,007

a Based on average shares outstanding.

b Amount represents less than .01 per share.

c In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the fund’s investments.

d Exclusive of sales charge.

e Not annualized.

f Annualized.

See notes to financial statements.

Six Months Ended
April 30, 2023		Year Ended October 31,
Class I Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	11.35	15.09	15.59	15.24	14.85	16.28
Investment Operations:
Net investment income[a]	.14	.14	.17	.18	.29	.49
Net realized and unrealized gain (loss) on investments	1.08	(3.59)	(.26)	.17[b]	.50	(1.18)
Total from Investment Operations	1.22	(3.45)	(.09)	.35	.79	(.69)
Distributions:
Dividends from net investment income	-	(.29)	(.41)	-	(.40)	(.74)
Net asset value, end of period	12.57	11.35	15.09	15.59	15.24	14.85
Total Return (%)	10.75[c]	(23.26)	(.71)	2.30	5.49	(4.53)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.75[d]	.73	.70	.69	.66	.63
Ratio of net expenses to average net assets	.75[d]	.73	.70	.69	.66	.63
Ratio of net investment income to average net assets	2.32[d]	1.07	1.10	1.21	1.94	3.09
Portfolio Turnover Rate	59.87[c]	172.43	141.06	103.49	107.73	95.31
Net Assets, end of period ($ x 1,000)	137,547	134,568	228,633	274,030	478,195	816,809

a Based on average shares outstanding.

b In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the fund’s investments.

c Not annualized.

d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
April 30, 2023		Year Ended October 31,
Class Y Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	11.37	15.11	15.62	15.25	14.85	16.29
Investment Operations:
Net investment income[a]	.15	.16	.19	.19	.30	.50
Net realized and unrealized gain (loss) on investments	1.09	(3.60)	(.28)	.18[b]	.52	(1.19)
Total from Investment Operations	1.24	(3.44)	(.09)	.37	.82	(.69)
Distributions:
Dividends from net investment income	-	(.30)	(.42)	-	(.42)	(.75)
Net asset value, end of period	12.61	11.37	15.11	15.62	15.25	14.85
Total Return (%)	10.91[c]	(23.19)	(.65)	2.36	5.65	(4.52)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.65[d]	.64	.61	.59	.57	.56
Ratio of net expenses to average net assets	.65[d]	.64	.61	.59	.57	.56
Ratio of net investment income to average net assets	2.40[d]	1.16	1.18	1.25	1.99	3.14
Portfolio Turnover Rate	59.87[c]	172.43	141.06	103.49	107.73	95.31
Net Assets, end of period ($ x 1,000)	63,521	29,038	46,419	72,241	77,966	89,726

a Based on average shares outstanding.

b In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the fund’s investments.

c Not annualized.

d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon International Bond Fund (the “fund”) is a separate non-diversified series of BNY Mellon Investment Funds III (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek to maximize total return through capital appreciation and income. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Insight North America LLC (the “Sub-Adviser”), an indirect wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy. Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap agreements are valued each business day by a Service. Swaps agreements are valued by a Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Asset-Backed Securities	-	9,390,478	-	9,390,478
Collateralized Loan Obligations	-	540,031	-	540,031
Commercial Mortgage-Backed	-	4,338,584	-	4,338,584
Corporate Bonds	-	43,267,111	-	43,267,111

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($) (continued)
Investments in Securities:† (continued)
Foreign Governmental	-	132,530,314	-	132,530,314
Investment Companies	3,088,290	-	-	3,088,290
U.S. Government Agencies Collateralized Mortgage Obligations	-	520,249	-	520,249
U.S. Government Agencies Collateralized Municipal-Backed Securities	-	148,431	-	148,431
U.S. Government Agencies Mortgage-Backed	-	23,778,580	-	23,778,580
U.S. Treasury Securities	-	6,395,812	-	6,395,812
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	571,242	-	571,242
Futures††	374,482	-	-	374,482
Options Purchased	-	280,635	-	280,635
Swap Agreements††	-	21,163	-	21,163
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(1,371,408)	-	(1,371,408)
Futures††	(534,830)	-	-	(534,830)
Options Written	-	(374,046)	-	(374,046)
Swap Agreements††	-	(258,646)	-	(258,646)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of April 30, 2023, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended April 30, 2023, BNY Mellon earned $1,535 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

Foreign Investment Risk: To the extent the fund invests in foreign securities, the fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

Non-Diversification Risk: The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Debt Risk: The fund invests in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Such values may also decline because of factors that affect a particular industry or country.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2023, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $201,384,803 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2022. The fund has $125,031,503 of short-term capital losses and $76,353,300 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2022 was as follows: ordinary income $5,873,844. The tax character of current year distributions will be determined at the end of the current fiscal year.

(h) New accounting pronouncements: In 2020, the FASB issued Accounting Standards Update No. 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting.

The objective of the guidance in Topic 848 is to provide temporary relief during the transition period. The FASB included a sunset provision within Topic 848 based on expectations of when the LIBOR would cease being published. At the time that Update 2020-04 was issued, the UK Financial Conduct Authority (FCA) had established its intent that it would no longer be necessary to persuade, or compel, banks to submit to LIBOR after December 31, 2021. As a result, the sunset provision was set for December 31, 2022—12 months after the expected cessation date of all currencies and tenors of LIBOR.

In March 2021, the FCA announced that the intended cessation date of the overnight 1-, 3-, 6-, and 12-month tenors of USD LIBOR would be June 30, 2023, which is beyond the current sunset date of Topic 848.

Because the current relief in Topic 848 may not cover a period of time during which a significant number of modifications may take place, the amendments in this Update defer the sunset date of Topic 848 from December 31, 2022, to December 31, 2024 (“FASB Sunset Date”), after which entities will no longer be permitted to apply the relief in Topic 848.

Management had evaluated the impact of Topic 848 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the Reference Rate Reform. Management has no concerns in adopting Topic 848 by FASB Sunset Date. Management will continue to work with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines. As of April 30, 2023, management believes these accounting standards have no impact on

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the fund and does not have any concerns of adopting the regulations by FASB Sunset Date.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended April 30, 2023 was approximately $17,127 with a related weighted average annualized interest rate of 4.82%.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser and the Trust, the Trust has agreed to pay the Adviser a management fee computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from November 1, 2022 through March 1, 2024, to waive receipt of its fees and/or assume the direct expenses of the Class A shares of the fund so that the direct expenses of Class A shares (excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowing and extraordinary expenses) do not exceed .77% of the value of the fund’s average daily net assets. On or after March 1, 2024, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $8,136 during the period ended April 30, 2023.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .24% of the value of the fund’s average daily net assets.

During the period ended April 30, 2023, the Distributor retained $271 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended April 30, 2023, Class C shares were charged $7,060 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2023, Class A and Class C shares were charged $31,174 and $2,353, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2023, the fund was charged $12,550 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $6,554.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2023, the fund was charged $23,991 pursuant to the custody agreement.

During the period ended April 30, 2023, the fund was charged $7,642 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $93,616, Distribution Plan fees of $1,176, Shareholder Services Plan fees of $5,355, Custodian fees of $36,288, Chief Compliance Officer fees of $5,145 and Transfer Agent fees of $3,837, which are offset against an expense reimbursement currently in effect in the amount of $1,234.

(d) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, futures, options transactions, forward contracts and swap agreements, during the period ended April 30, 2023, amounted to $147,673,199 and $119,709,724, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination. The SEC adopted Rule 18f-4 under the Act, which regulates the use of derivatives transactions for certain funds registered under the Act. The fund's derivative transactions are subject to a value-at-risk leverage limit and certain reporting and other requirements pursuant to a derivatives risk management program adopted by the fund.

Each type of derivative instrument that was held by the fund during the period ended April 30, 2023 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at April 30, 2023 are set forth in the Statement of Investments.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of interest rate, credit, currency or as a substitute for an investment. The fund is subject to market risk, credit risk, currency risk and interest rate risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. Swaptions purchase and write options on swaps (“swaptions”) primarily preserve a return or spread on a particular investment or portion of the fund holdings. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option. Options purchased and written open at April 30, 2023 are set forth in the Statement of Investments.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at April 30, 2023 are set forth in the Statement of Investments.

Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap agreements in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk. At April 30, 2023, there was no interest rate swap agreements outstanding.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Credit default swaps open at April 30, 2023 are set forth in the Statement of Investments.

The maximum potential amount of future payments (undiscounted) that a fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected in the Statement of Assets and Liabilities. Notional amounts of all credit default swap agreements are disclosed in the Statement of Swap Agreements, which summarizes open credit default swaps entered into by the fund. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, underlying securities comprising the referenced index, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the fund for the same referenced entity or entities. Credit default swaps open at April 30, 2023 are set forth in the Statement of Investments.

GAAP requires disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. All required disclosures have been made and are incorporated within the current period as part of the Notes to the Statement of Investments and disclosures within this Note.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of April 30, 2023 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	374,482	[1]	Interest rate risk	(534,830)	[1]
Foreign exchange risk	571,242	[2]	Foreign exchange risk	(1,371,408)	[2]
Credit risk	301,798	[3,4]	Credit risk	(632,692)	[3,5]
Gross fair value of derivative contracts	1,247,522			(2,538,930)

Statement of Assets and Liabilities location:
[1]			Includes cumulative appreciation (depreciation) on futures as reported in the Statement of Investments, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
[2]			Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[3]

Includes cumulative appreciation (depreciation) on swap agreements as reported in the Statement of Investments.
Unrealized appreciation (depreciation) on OTC swap agreements and only unpaid variation margin on cleared swap agreements, are reported in the Statement of Assets and Liabilities.

[4]			Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
[5]			Outstanding options written, at value.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The effect of derivative instruments in the Statement of Operations during the period ended April 30, 2023 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Swap Agreements	[4]	Total
Interest rate	(427,681)		(348,862)		-		2,673,979		1,897,436
Foreign exchange	-		(12,052)		1,421,926		-		1,409,874
Credit	-		284,805		-		(667,722)		(382,917)
Total	(427,681)		(76,109)		1,421,926		2,006,257		2,924,393

Net change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[5]	Options Transactions	[6]	Forward Contracts	[7]	Swap Agreements	[8]	Total
Interest rate	(550,376)		(61,253)		-		(2,741,944)		(3,353,573)
Foreign exchange	-		12,052		(63,600)		-		(51,548)
Credit	-		240,987		-		309,379		550,366
Total	(550,376)		191,786		(63,600)		(2,432,565)		(2,854,755)

Statement of Operations location:
[1]	Net realized gain (loss) on futures.
[2]	Net realized gain (loss) on options transactions.
[3]	Net realized gain (loss) on forward foreign currency exchange contracts.
[4]	Net realized gain (loss) on swap agreements.
[5]	Net change in unrealized appreciation (depreciation) on futures.
[6]	Net change in unrealized appreciation (depreciation) on options transactions.
[7]	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[8]	Net change in unrealized appreciation (depreciation) on swap agreements.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At April 30, 2023, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	374,482	(534,830)
Options	280,635	(374,046)
Forward contracts	571,242	(1,371,408)
Swaps	21,163	(258,646)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	1,247,522	(2,538,930)
Derivatives not subject to
Master Agreements	(395,645)	793,476
Total gross amount of assets
and liabilities subject to
Master Agreements	851,877	(1,745,454)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of April 30, 2023:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
Barclays Capital, Inc.	34,255		(34,255)	-		-
Citigroup Global Markets Inc.	165,318		(159,430)	-		5,888
Goldman Sachs & Co. LLC	241,686		(241,686)	-		-
HSBC Securities (USA) Inc.	143,299		(143,299)	-		-
J.P. Morgan Securities LLC	115,670		(115,670)	-		-
UBS Securities LLC	151,649		-	-		151,649
Total	851,877		(694,340)	-		157,537

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
Barclays Capital, Inc.	(98,737)		34,255	64,482		-
Citigroup Global Markets Inc.	(159,430)		159,430	-		-
Goldman Sachs & Co. LLC	(626,363)		241,686	280,000		(104,677)
HSBC Securities (USA) Inc.	(200,814)		143,299	-		(57,515)
J.P. Morgan Securities LLC	(660,110)		115,670	290,000		(254,440)
Total	(1,745,454)		694,340	634,482		(416,632)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2023:

Average Market Value ($)
Interest rate futures	84,058,292
Interest rate options contracts	25,619
Foreign currency options contracts	12,742
Forward contracts	165,763,480
Credit options contracts	428,925

The following summarizes the average notional value of swap agreements outstanding during the period ended April 30, 2023:

Average Notional Value ($)
Interest rate swap agreements	15,700,000
Credit default swap agreements	187,308,130

At April 30, 2023, accumulated net unrealized depreciation on investments inclusive of derivative contracts was $10,180,594, consisting of $6,424,339 gross unrealized appreciation and $16,604,933 gross unrealized depreciation.

At April 30, 2023, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on March 6-7, 2023, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (together with the Management Agreement, the “Agreements”), pursuant to which Insight North America LLC (the “Sub-Adviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-Adviser.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper (“Lipper”), which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional international income funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional international income funds (the “Performance Universe”), all for various periods ended December 31, 2022, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

broader group of all institutional international income funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board also considered the fund’s performance in light of overall financial market conditions. The Board discussed with representatives of the Adviser and the Sub-Adviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and the Performance Universe medians for all periods except for the ten-year period when the fund’s total return performance was above the Performance Group and the Performance Universe medians. The Board also considered that the fund’s yield performance was at or above the Performance Group medians for eight of the nine one-year periods ended December 31st and above the Performance Universe medians for six of the nine one-year periods ended December 31st. The Board considered the relative proximity of the fund’s performance to the Performance Group and Performance Universe medians during the periods under review. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in six of the ten calendar years shown.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-Adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was lower than the Expense Group median contractual management fee, the fund’s actual management fee was lower than the Expense Group median and equal to the Expense Universe median actual management fee, and the fund’s total expenses were higher than the Expense Group median and the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until March 1, 2024, to waive receipt of its fees and/or assume the direct expenses of the Class A shares of the fund so that the direct expenses of the Class A shares (excluding shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .77% of the fund’s average.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid to the Adviser or the Sub-Adviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no other funds advised by the Adviser that are in the same Lipper category as the fund.

The Board considered the fee payable to the Sub-Adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-Adviser and the Adviser. The Board also took into consideration that the Sub-Adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Sub-Adviser’s profitability to be relevant to its deliberations. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s relative performance.

• The Board concluded that the fees paid to the Adviser and the Sub-Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Adviser, of the Adviser and the Sub-Adviser and the services provided to the fund by the Adviser and the Sub-Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2022 to December 31, 2022, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

For More Information

BNY Mellon International Bond Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Insight North America LLC
200 Park Avenue, 7th Floor

New York, NY 10166

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DIBAX Class C: DIBCX Class I: DIBRX Class Y: DIBYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation 6091SA0423

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds III

By: /s/ David J. DiPetrillo

         David J. DiPetrillo

         President (Principal Executive Officer)

Date: June 22, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

         David J. DiPetrillo

         President (Principal Executive Officer)

Date: June 22, 2023

By: /s/ James Windels

         James Windels

         Treasurer (Principal Financial Officer)

Date: June 21, 2023

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)